                                                                  Exhibit 10.1


                               FIFTH AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


                  FIFTH AMENDMENT, dated as of October 8, 1998 (this "Amendment"), by and among SIRROM INVESTMENTS, INC., a Tennessee corporation (the "Borrower"), SIRROM CAPITAL CORPORATION, a Tennessee corporation (the "Guarantor"), the lenders party to the Existing Loan Agreement (as defined below) (the "Lenders"), and FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), as agent for the Lenders thereunder (in such capacity, the "Agent"), to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                              STATEMENT OF PURPOSE

                  The Borrower, the Guarantor, the Lenders and the Agent are parties to that certain Fourth Amended and Restated Loan Agreement, dated as of August 16, 1996 (as heretofore amended, supplemented or otherwise modified, the "Existing Loan Agreement"; as amended by this Amendment, the "Loan Agreement").

                  The Borrower and the Guarantor have requested that the Existing Loan Agreement be amended to reduce the aggregate Commitments to Fifty Million Dollars ($50,000,000), and to make certain other modifications in the Loan Agreement as more fully set forth herein, and the Agent and the Lenders parties hereto are willing to agree to such amendments on the terms, and subject to the conditions, set forth herein.

                  Accordingly, the Borrower, the Guarantor, the Required Lenders and the Agent hereby agree that the Existing Loan Agreement is hereby amended as follows:

                  SECTION 1. Amendments to Loan Agreement. (a) Section 1.1 of the Existing Loan Agreement is hereby amended by (i) deleting the definition of "Aggregate Commitment" set forth therein and substituting in lieu thereof the following new definition in the appropriate alphabetical order:

                           ""Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. As of the Fifth Amendment Effective Date, the Aggregate Commitment shall be Fifty Million Dollars ($50,000,000)."; and

                  (ii) adding the following new definitions in the appropriate alphabetical order:

                           "Fifth Amendment" means the Fifth Amendment, dated as of October 8, 1998, to this Agreement.

                           "Fifth Amendment Effective Date" means the "Amendment Effective Date", as defined in Section 4 of the Fifth Amendment.

                           ""Identified Assets" means, collectively, all of the business, assets and property (including, without limitation, intangible assets and goodwill) of the Guarantor and the Borrower primarily utilized in the businesses known as (a) Harris Williams & Co. and similar investment banking businesses, (b) the "Tandem" division of the Guarantor, and (c) the Canadian business currently operated as a joint venture between the Guarantor and Toronto Dominion Bank."

                           ""Net Proceeds" means (i) the aggregate cash consideration received by the Guarantor, the Borrower or a Subsidiary thereof in connection with any transaction referred to in Section 2.4(e) less (ii) the expenses (including out-of-pocket expenses) incurred by the Guarantor, the Borrower or such Subsidiary in connection with such transaction (including, in the case of any issuance of debt or equity securities, underwriters' commissions and fees) and the amount of any federal and state taxes incurred in connection with such transaction, in each case as certified by an executive officer of the Borrower to the Agent at the time of such transaction."

                  (b) Section 2.4 of the Existing Loan Agreement is hereby amended by adding at the end thereof the following new clause (e):

                           "(e) Unless the Required Lenders otherwise agree, the Borrower shall prepay the Loans, and the Commitments shall be automatically and permanently reduced, in an amount equal to (i) 100% of the Net Proceeds of any sale, lease, assignment, exchange or other disposition for cash of, or of any pledge, mortgage, hypothecation or other financing secured by, any Identified Assets or portion thereof (including, without limitation, insurance proceeds paid as a result of any destruction, casualty or taking of any Identified Asset or portion thereof), and (ii) 100% of the Net Proceeds of any sale or issuance of debt securities, or equity securities, in either case by the Guarantor or the Borrower or any Subsidiary thereof, whether in a public offering, a private placement or otherwise. Nothing in this Section 2.4(e) shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 2.4(e), including without limitation the restrictions set forth in Sections 9.6 and 9.8 hereof."

                  (c) Section 6.1 of the Existing Loan Agreement is hereby mended by adding at the end thereof the following new clause (d) to read in its entirety as follows:

                           "(d) As soon as practicable but in any event within five (5) Business Days following the Fifth Amendment Effective Date, and on the first Business Day of each month thereafter, the Credit Parties shall furnish to the Agent and each Lender the following:




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

                                    (i) Cash flow projections (including a
                  summary of sources and uses of cash) for each of the Borrower, and of the Guarantor and its consolidated Subsidiaries, in each case on a month by month basis for the period of three months following the Fifth Amendment Effective Date and each later date such projections are provided, showing in reasonable detail the Credit Parties' projected funding requirements for such periods (including loan repayments), and otherwise in form and substance reasonably satisfactory to the Agent;

                                    (ii) A schedule of the loan proposals with
                  respect to which the Borrower has committed or proposed to make loans, setting forth the Person or Persons which would be the borrower or obligor on such anticipated loan, the amount of such anticipated loan and the expected funding date of such anticipated loan, together with, if requested, copies of the offer letters, term sheets or other similar instruments relating to such anticipated loans; and

                                    (iii) A schedule of existing loan facilities
                  made available by the Borrower with respect to which there are unfunded lending commitments, setting forth the borrower or obligor on such loan facilities, the amount of such loan facilities and the unfunded portion thereof, and the expected funding date of such unfunded portion."

                  (d) Section 6.4 of the Existing Loan Agreement is hereby amended by deleting the word "and" at the end of clause (d), and by adding immediately after clause (d) thereof the following new clauses (e) and (f) to read in their entirety as follows:

                           "(e) Promptly after the funding of any loans by the Borrower after the Fifth Amendment Effective Date, a copy of (i) the commitment letter, term sheet or similar instrument with respect to such loan, and (ii) the Borrower's underwriting memorandum ("sideways sheet") with respect to such loan; and

                           (f) Promptly after any transfer of any portfolio loans or securities of the Borrower or any Subsidiary to any other Person, written notice of such transfer, setting forth the identification of such loan or security, the principal amount and market value thereof, and the terms of such transfer (including the sale price or other consideration received in connection with such transfer), it being understood that nothing in this Section 6.4(f) shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transfer of any portfolio loans or securities of the Borrower or any Subsidiary, including without limitation the restrictions set forth in Section 9.6 hereof; and";

and by redesignating clause (e) as clause (g) thereof.

                  (e) Schedule 1 to the Existing Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting in lieu thereof
Schedule 1 to this Amendment.



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

                  SECTION 2. Reservation of Rights. Upon the effectiveness of this Amendment, the letter from the Agent to the Borrower, dated September 29, 1998, shall be automatically rescinded and be of no further force or effect. The Agent and the Lenders parties hereto hereby advise the Borrower that the Agent and the Lenders do not waive any Events of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by the Agent and the Lenders under the Loan Documents and applicable law with respect to such Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and the Agent and the Lenders reserve their rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time any of them deems appropriate in such respect of any Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents (including Section 4.3(a) of the Loan Agreement) and
(iii) to require that all Loans bear interest at the rates specified in the Credit Agreement (including Section 3.1(c) of the Loan Agreement). Nothing in this Amendment, and no extension of credit made by the Lenders on or after September 30, 1998, shall be construed as an acknowledgment or determination by the Agent or any Lender that, since December 31, 1995, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Credit Parties and their Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

                  SECTION 3. Reaffirmation of the Guaranty and Parent Pledge Agreement. The Guarantor, as guarantor under the Loan Agreement and as pledgor under the Parent Pledge Agreement, (a) agrees to the terms of this Amendment and all other documents, instruments, and agreements executed, delivered, or otherwise provided in connection with this Amendment, (b) expressly ratifies and reaffirms (i) its guaranty of the Obligations and (ii) its pledge made pursuant to the terms and provisions of the Parent Pledge Agreement, and (c) agrees that its obligations hereunder and under the Loan Documents, as amended by this Amendment, are absolute, without right of setoff, and shall in no way be affected or impaired for any reason, including, without limitation, the execution and delivery of this Amendment.

                  SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Guarantor, the Required Lenders, and the Agent.

                  SECTION 5. Delivery of Amendment to SBA. Pursuant to the terms and provisions of the Intercreditor Agreement, the Agent shall deliver an executed copy of this Amendment to the SBA following the Amendment Effective Date.

                  SECTION 6. Certain Fees and Expenses. The Credit Parties hereby agree, notwithstanding anything to the contrary set forth in the Loan Documents (including, without limitation, Section 7.11(b) of the Loan Agreement), to pay the reasonable fees and expenses (not to exceed $20,000) of portfolio and process auditors retained by the Agent and the




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


Lenders from and after the date hereof in connection with a review of the portfolios of the Credit Parties and the businesses conducted by them, to be undertaken reasonably promptly following the date hereof.

                  SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 8. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]







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



                  IN WITNESS WHEREOF, the Borrower, the Guarantor, the Lenders and the Agent have caused this Fifth Amendment to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

                                         SIRROM INVESTMENTS, INC.


                                         By  /s/ Carl W. Stratton
                                             -----------------------------------
                                             Name:  Carl W. Stratton
                                             Title: Chief Financial Officer

Guarantor:

                                         SIRROM CAPITAL CORPORATION


                                         By /s/ Carl W. Stratton
                                            ------------------------------------
                                            Name:  Carl W. Stratton
                                            Title: Chief Financial Officer






Fifth Amendment Signature Pages

Agent:

                                         FIRST UNION NATIONAL BANK, AS AGENT


                                         By /s/ Jane W. Workman
                                            ------------------------------------
                                            Name:  Jane W. Workman
                                            Title: Senior Vice President

Lenders:

                                         FIRST UNION NATIONAL BANK, AS LENDER


                                         By /s/ Jane W. Workman
                                            ------------------------------------
                                            Name:  Jane W. Workman
                                            Title: Senior Vice President

                                         FIRST AMERICAN NATIONAL BANK


                                         By /s/ Samuel Ballesteros
                                            ------------------------------------
                                            Name:
                                            Title:

                                         AMSOUTH BANK


                                         By /s/ Scott Corrigan
                                            ------------------------------------
                                            Name:  Scott Corrigan
                                            Title: Senior Vice President

                                         FIRST TENNESSEE BANK
                                         NATIONAL ASSOCIATION


                                         By /s/ J. Todd Carter
                                            ------------------------------------
                                            Name:  J. Todd Carter
                                            Title: Vice President




Fifth Amendment Signature Pages

                                         BANK OF AMERICA, FSB


                                         By /s/ Nancy Halwig
                                            ------------------------------------
                                            Name:
                                            Title:

                                         BANK ONE KENTUCKY, N.A.


                                         By /s/ Robert J. Izzo
                                            ------------------------------------
                                            Name:  Robert J. Izzo
                                            Title: First Vice President

                                         CHASE BANK OF TEXAS


                                         By /s/ John Dean
                                            ------------------------------------
                                         Name:  John Dean
                                         Title: Senior Vice President

                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO


                                         By /s/ Thomas T. Bower
                                            ------------------------------------
                                         Name:  Thomas T. Bower
                                         Title: First Vice President



Fifth Amendment Signature Pages

                                         FLEET BANK, N.A.


                                         By /s/ Edward J. Walsh
                                            ------------------------------------
                                         Name:  Edward J. Walsh
                                         Title: Senior Vice President

                                         UNION BANK OF CALIFORNIA, N.A.


                                         By /s/ Robert C. Nagel
                                            ------------------------------------
                                         Name:  Robert C. Nagel
                                         Title:  Vice President





Fifth Amendment Signature Pages

ACKNOWLEDGED, ACCEPTED AND CONSENTED TO:


THE SMALL BUSINESS ADMINISTRATION





By:
    ---------------------------------
      Name:
      Title:








Fifth Amendment Signature Pages

                                                   SCHEDULE 1 TO FIFTH AMENDMENT


                                                                   Schedule 1 to
                                                              the Loan Agreement


                             LENDERS AND COMMITMENTS
                            AND ADDRESSES FOR NOTICE


---------------------------------------------------------------------------------------

                     LENDER                       COMMITMENT AND COMMITMENT PERCENTAGE
---------------------------------------------------------------------------------------

                                                   Commitment            Commitment
                                                                         Percentage
---------------------------------------------------------------------------------------
First Union National Bank                          $14,000,000               28%
---------------------------------------------------------------------------------------

First American National Bank                        $3,000,000                6%
---------------------------------------------------------------------------------------

AmSouth Bank of Tennessee                           $6,000,000               12%
---------------------------------------------------------------------------------------

First Tennessee Bank National Association           $3,000,000                6%
---------------------------------------------------------------------------------------

Bank of America, FSB                                $4,000,000                8%
---------------------------------------------------------------------------------------

Bank One Kentucky, N.A.                             $4,000,000                8%
---------------------------------------------------------------------------------------

Chase Bank of Texas                                 $4,000,000                8%
---------------------------------------------------------------------------------------

The First National Bank of Chicago                  $4,000,000                8%
---------------------------------------------------------------------------------------

Fleet Bank, N.A.                                    $4,000,000                8%
---------------------------------------------------------------------------------------

Union Bank of California, N.A.                      $4,000,000                8%
---------------------------------------------------------------------------------------

                   Total:                          $50,000,000              100%
---------------------------------------------------------------------------------------






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


------------------------------------------------------------------------------------------

           LENDER                                             ADDRESS
------------------------------------------------------------------------------------------
First Union National Bank                     301 South College Street
                                              Charlotte, North Carolina 28288-0735
                                              Attention:
                                              Telephone:
                                              Telecopy:
------------------------------------------------------------------------------------------

First American National Bank                  First American Center, 10th Floor
                                              Nashville, TN   37237-1051
                                              Attention:  Samuel M. Ballesteros
                                              Telephone:  (615) 736-6246
                                              Telecopy:  (615) 736-6633
------------------------------------------------------------------------------------------

AmSouth Bank                                  333 Union Street, Suite 200
                                              Nashville, TN 37201
                                              Attention: Andy Grisham
                                              Telephone: 615-291-5298
                                              Telecopy: 615-291-5257

                                              copy to:


                                              1900 5th Ave. North, 6th Floor
                                              Birmingham, AL 35203
                                              Attention: Scott J. Corrigan
                                              Telephone: 205-801-0121
                                              Telecopy: 205-801-0745
------------------------------------------------------------------------------------------

First Tennessee Bank National Association     Post Office Box 28100
                                              Nashville, TN   37202
                                              Attention:  J. Todd Carter
                                              Telephone:  (615) 734-6191
                                              Telecopy:  (615) 734-6148
------------------------------------------------------------------------------------------

Bank of America, FSB                          1230 Peachtree Street, Suite 3600
                                              Atlanta, GA   30309
                                              Attention:  Nancy Halwig/John Yankauskas
                                              Telephone:  (404) 815-5427/(404) 815-5428
                                              Telecopy:  (404) 815-5919
------------------------------------------------------------------------------------------



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


------------------------------------------------------------------------------------------
Bank One Kentucky, N.A.                       One First National Plaza, Suite 0631
                                              Chicago, IL   60670
                                              Attention:  Thomas T. Bower
                                              Telephone:  (312) 732-6904
                                              Telecopy:  (312) 732-1775
                                              and
                                              One First National Plaza, Suite 0286
                                              Chicago, IL   60670
                                              Attention:  Christy S. Chapman
                                              Telephone:  (312) 732-5413
                                              Telecopy:  (312) 732-3596
------------------------------------------------------------------------------------------

Chase Bank of Texas                           [Address]
                                              [Address]
                                              Attention:
                                              Telephone:
                                              Telecopy:
------------------------------------------------------------------------------------------

The First National Bank of Chicago            One First National Plaza, Suite 0631
                                              Chicago, IL   60670
                                              Attention:  Thomas T. Bower
                                              Telephone:  (312) 732-6904
                                              Telecopy:  (312) 732-1775
                                              and
                                              One First National Plaza, Suite 0286
                                              Chicago, IL   60670
                                              Attention:  Christy S. Chapman
                                              Telephone:  (312) 732-5413
                                              Telecopy:  (312) 732-3596
------------------------------------------------------------------------------------------

Fleet Bank, N.A.                              777 Main Street  C7M0H21
                                              Hartford, CT   06115
                                              Attention:  Edward J. Walsh/Donald Nicholson
                                              Telephone:  (860) 986-3784 or 6933
                                              Telecopy:  (860) 986-7624
------------------------------------------------------------------------------------------

Union Bank of California, N.A.                350 California Street  H-603
                                              San Francisco, CA   94104-1402
                                              Attention:  Robert C. Nagel
                                              Telephone:  (415) 705-7189
                                              Telecopy:  (415) 705-5093
------------------------------------------------------------------------------------------




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